December 31, 2002

--------------------------------------------------------------------------------
         Oppenheimer                                          Annual Report
         Aggressive Growth                                     ----------
         Fund/VA                                               Management
         A Series of Oppenheimer Variable Account Funds       Commentaries
--------------------------------------------------------------------------------

Performance Update

Investment Strategy Discussion

Financial Statements


                                                    [LOGO]
                                                    OppenheimerFunds(R)
                                                    The Right Way to Invest

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

-------------------------------------------------------------------------------
Objective
Oppenheimer Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, seeks capital appreciation by investing in "growth type" companies.

-------------------------------------------------------------------------------
Narrative by Bruce Bartlett and Jim Turner, Portfolio Managers
During the 12-month period that ended December 31, 2002, investors faced a difficult environment for virtually all types of equities. Growth investors in particular saw little relief from the low levels of corporate capital spending that had depressed most technology and telecommunications stocks since mid-2000. Given this exceptionally challenging environment, we are pleased that we succeeded in limiting the Fund's losses, -27.79 (non-service shares return for the one-year period ended 12/31/02) 1 and enabling it to perform better than most of its peers, particularly during the second half of the period. 2
   Markets were battered throughout 2002 by conflicting economic and political forces. On the positive side, the U.S. economy showed signs of emerging from recession, and interest rates remained low. On the negative side, the economic recovery proceeded more slowly than many analysts had forecast, driving down prices of many growth-oriented stocks. Stock prices also suffered due to unease over the global political situation, particularly with regard to the uncertainties surrounding the war on terrorism. In addition, accounting irregularities contributed to the highly publicized bankruptcies of several prominent corporations, creating uncertainty with respect to the reliability of corporate governance practices and the accuracy of financial statements at other companies.
   Despite these problems, the Fund successfully sidestepped many of the market's sharpest declines. That's because, in light of the challenging economic environment, we emphasized the reliability and quality of company earnings, rather than the rate of growth. That means we invested primarily in companies exhibiting moderate, but steady growth, rather than those growing faster, but less predictably. This approach led us to allocate relatively few assets to technology and telecommunications stocks at the beginning of the period. As a result, although the Fund suffered setbacks with a few individual holdings, we lost relatively little ground in this area overall. Our highly disciplined investment approach also enabled us to avoid most of the stocks that were hardest hit by lapses in corporate governance.
   We found the greatest number of investment opportunities meeting our criteria for sustainable growth in the health care area, which accounted for roughly 31% of the Fund's total portfolio. The health care area has proven resistant to recessionary pressures in the past, and is currently benefiting from demographic trends toward an aging population, an easing regulatory environment and accelerating revenue growth. We targeted health care companies with long histories of strong earnings and revenue growth unrelated to cyclical changes in the economy, including service providers, such as Lincare Holdings, Inc., which provides respiratory and other home therapy services; and medical products manufacturers such as Varian Medical Systems, Inc., which produces advanced radiation therapy equipment. We also found attractive investments among select, late-stage biotechnology companies, such as Gilead Sciences, Inc., that had already passed significant regulatory hurdles and were bringing profitable products to market. In fact, while not all of the Fund's health care holdings performed well, at the end of the period, four of our five largest positions were in health care stocks, and all four delivered strong positive returns during the period.


1. Includes changes in net asset value per share and does not include the charges associated with the separate account products that offer this Fund. Such performance is shown for non-service shares and would have been lower if such charges were taken into account.
2. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Non-service shares ranked, in the Lipper Multi-Cap Growth/VA category, 28/83 for the 1-year period ended 12/31/02. Lipper ranking is for the Non-service share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the Fund had high total returns. Past performance is no guarantee of future results.

                   2 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

   Looking beyond health care, we found a number of attractive investments in consumer-related companies that were particularly well positioned to take advantage of strong consumer spending levels. For example, Bed Bath & Beyond, Inc. is successfully taking market share from general merchandisers. Towards the end of the period in November and December 2002, we identified a variety of financial companies we believed were likely to thrive in an environment of flat-to-rising interest rates, including institutional insurers, such as Radian Group, Inc. and MBIA, Inc., which benefit when consumers avoid refinancing. We reduced the Fund's holdings in the areas of industrials and utilities, where we found relatively few opportunities that met our investment criteria.
   During the period, much of the Fund's portfolio remained invested in mid-cap stocks. We believe mid-cap enterprises generally offer higher growth rates than larger companies, and greater stability and predictability than most small ones. As a result, we believe that they offer the best of both worlds, with higher probabilities of success and lower risks of failure than other segments of the stock market.
   While the market's recent uncertainties are not yet behind us, we see good prospects for moderate economic growth with low levels of inflation in the foreseeable future. Such conditions are generally conducive to strong growth-oriented performance. We are positioning the Fund to benefit from this environment, finding fresh opportunities to put the Fund's cash to work in the consumer and technology areas. Our history of success in capitalizing on favorable markets for growth demonstrates why Oppenheimer Aggressive Growth Fund/VA remains an important part of The Right Way to Invest.


In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                   3 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FUND PERFORMANCE

Management's Discussion of Fund Performance. During the 12-month period that ended December 31, 2002, the performance of Oppenheimer Aggressive Growth Fund/VA was affected by market uncertainties generated by weaker than expected economic growth, global political uncertainties, and the concerns raised by several prominent instances of corporate accounting irregularities. Although the U.S. economy showed signs of emerging from recession, these challenges drove most growth-oriented stocks lower during the period. The sharpest declines occurred among technology and telecommunications stocks. However, we allocated relatively few of the Fund's assets to these areas. Instead, we concentrated on companies in the health care, financial and consumer-related areas that met our criteria for consistent earnings and revenue growth. Health care stocks represented our largest single area of investment, and included many of the Fund's strongest performers during the period. We also emphasized mid-cap stocks, because we believed they offered the better growth characteristics than larger, more mature companies, and greater stability and predictability than smaller enterprises. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow shows the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2002. In the case of non-service shares, performance is measured over a ten-year period. In the case of service shares, performance is measured from inception of the class on October 16, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   4 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
             Oppenheimer Aggressive Growth         S&P 500 Index
                Fund/VA (Non-Service)
12/31/92                10,000                         10,000
3/31/93                  9,952                         10,436
6/30/93                 10,483                         10,486
9/30/93                 12,298                         10,757
12/31/93                12,732                         11,006
3/31/94                 12,029                         10,589
6/30/94                 10,686                         10,633
9/30/94                 11,770                         11,152
12/31/94                11,766                         11,150
3/31/95                 12,265                         12,235
6/30/95                 13,258                         13,401
9/30/95                 14,922                         14,465
12/31/95                15,592                         15,335
3/31/96                 16,905                         16,158
6/30/96                 18,542                         16,883
9/30/96                 19,331                         17,405
12/31/96                18,745                         18,854
3/31/97                 16,528                         19,361
6/30/97                 19,952                         22,737
9/30/97                 22,676                         24,440
12/31/97                20,934                         25,142
3/31/98                 23,663                         28,647
6/30/98                 24,576                         29,598
9/30/98                 18,862                         26,660
12/31/98                23,521                         32,332
3/31/99                 25,803                         33,943
6/30/99                 28,463                         36,331
9/30/99                 29,612                         34,068
12/31/99                43,186                         39,133
3/31/00                 54,262                         40,029
6/30/00                 52,345                         38,966
9/30/00                 55,567                         38,588
12/31/00                38,332                         35,571
3/31/01                 28,113                         31,357
6/30/01                 27,984                         33,190
9/30/01                 24,231                         28,321
12/31/01                26,347                         31,347
3/31/02                 24,987                         31,433
6/30/02                 21,804                         27,224
9/30/02                 18,498                         22,524
12/31/02                19,025                         24,421

Average Annual Total Returns of Non-Service shares of the Fund at 12/31/02 1-Year -27.79% 5-Year -1.89% Since Inception 6.64%

Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]
             Oppenheimer Aggressive Growth         S&P 500 Index
                  Fund/VA (Service)
10/16/00                10,000                         10,000
12/31/00                 7,240                          9,257
3/31/01                  5,311                          8,161
6/30/01                  5,285                          8,638
9/30/01                  4,575                          7,370
12/31/01                 4,973                          8,158
3/31/02                  4,713                          8,181
6/30/02                  4,110                          7,085
9/30/02                  3,484                          5,862
12/31/02                 3,578                          6,356

Average Annual Total Returns of Service shares of the Fund at 12/31/02 1-Year -28.05% Since Inception -37.21%

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 8/15/86 for the non-service shares and 10/16/00 for its service shares. The performance information in the graphs for the S&P 500 Index begins on 12/31/92 in the first graph and on 10/31/00 for the second graph. Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.
Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.

                   5 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

                                                        Financial Statements
                                                                  Pages 7-17




















                    6 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2002

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--88.9%
--------------------------------------------------------------------------------
Consumer Discretionary--17.2%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--3.7%
Outback Steakhouse, Inc.                              454,000      $ 15,635,760
--------------------------------------------------------------------------------
Wendy's International, Inc.                           750,000        20,302,500
                                                                   -------------
                                                                     35,938,260

--------------------------------------------------------------------------------
Multiline Retail--3.2%
Family Dollar Stores, Inc.                          1,020,000        31,834,200
--------------------------------------------------------------------------------
Specialty Retail--7.5%
Bed Bath & Beyond, Inc. 1                           1,800,000        62,154,000
--------------------------------------------------------------------------------
CarMax, Inc. 1                                        630,000        11,264,400
                                                                   -------------
                                                                     73,418,400

--------------------------------------------------------------------------------
Textiles & Apparel--2.8%
Coach, Inc. 1                                         833,000        27,422,360
--------------------------------------------------------------------------------
Consumer Staples--1.5%
--------------------------------------------------------------------------------
Food & Drug Retailing--1.5%
Whole Foods Market, Inc. 1                            285,000        15,028,050
--------------------------------------------------------------------------------
Financials--16.1%
--------------------------------------------------------------------------------
Banks--3.1%
Commerce Bancorp, Inc.                                695,000        30,017,050
--------------------------------------------------------------------------------
Diversified Financials--2.1%
SLM Corp.                                             200,000        20,772,000
--------------------------------------------------------------------------------
Insurance--10.9%
AMBAC Financial Group, Inc.                           545,000        30,650,800
--------------------------------------------------------------------------------
MBIA, Inc.                                          1,040,000        45,614,400
--------------------------------------------------------------------------------
Radian Group, Inc.                                    829,400        30,812,210
                                                                   -------------
                                                                    107,077,410

--------------------------------------------------------------------------------
Health Care--30.9%
--------------------------------------------------------------------------------
Biotechnology--7.8%
Gilead Sciences, Inc. 1                             1,913,000        65,042,000
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp. 1                          345,000        11,443,650
                                                                   -------------
                                                                     76,485,650

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--13.9%
Biomet, Inc.                                          160,000         4,585,600
--------------------------------------------------------------------------------
Cytyc Corp. 1                                         320,000         3,264,000
--------------------------------------------------------------------------------
Stryker Corp.                                         792,000        53,159,040
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                      1,505,000        74,648,000
                                                                   -------------
                                                                    135,656,640

--------------------------------------------------------------------------------
Health Care Providers & Services--9.2%
AmerisourceBergen Corp.                               652,000        35,410,120
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                            1,740,000        55,018,800
                                                                   -------------
                                                                     90,428,920

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Industrials--11.8%
--------------------------------------------------------------------------------
Aerospace & Defense--2.5%
Alliant Techsystems, Inc. 1                           398,100      $ 24,821,535
--------------------------------------------------------------------------------
Commercial Services & Supplies--5.8%
Apollo Group, Inc., Cl. A 1                           150,000         6,600,000
--------------------------------------------------------------------------------
Concord EFS, Inc. 1                                 2,545,000        40,058,300
--------------------------------------------------------------------------------
Weight Watchers International, Inc. 1                 215,800         9,920,326
                                                                   -------------
                                                                     56,578,626

--------------------------------------------------------------------------------
Machinery--3.5%
SPX Corp. 1                                          900,000         33,705,000
--------------------------------------------------------------------------------
Information Technology--11.4%
--------------------------------------------------------------------------------
Communications Equipment--3.4%
UTStarcom, Inc. 1                                   1,669,500        33,106,185
--------------------------------------------------------------------------------
Internet Software & Services--2.1%
Hotels.com, Cl. A 1                                   370,200        20,224,026
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--3.6%
Marvell Technology Group Ltd. 1                       995,000        18,765,700
--------------------------------------------------------------------------------
QLogic Corp. 1                                        485,000        16,737,350
                                                                   -------------
                                                                     35,503,050

--------------------------------------------------------------------------------
Software--2.3%
Cerner Corp. 1                                        741,000        23,163,660
                                                                   -------------
Total Common Stocks (Cost $930,553,310)                             871,181,022

--------------------------------------------------------------------------------
Preferred Stocks--0.2%
Axsun Technologies, Inc.,
Cv., Series C 1,2,3                                 3,170,523           909,306
--------------------------------------------------------------------------------
Blaze Network Products, Inc.,
8% Cv., Series D 1,2,3                              1,147,862                --
--------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C 1,2,3           211,641                --
--------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc.:
Cv., Series D 1,2,3                                 1,298,701                --
Cv., Series Z 1,2,3                                   262,439                --
--------------------------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D 1,2,3                                      2,663,972           708,883
--------------------------------------------------------------------------------
MicroPhotonix Integration Corp.,
Cv., Series C 1,2,3                                   633,383                --
--------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C 1,2,3                2,330,253           301,534
--------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B 1,2,3            2,329,735            20,036
                                                                   -------------
Total Preferred Stocks (Cost $113,962,357)                            1,939,759



                   7 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued

                                                                    Principal        Market Value
                                                                       Amount          See Note 1
--------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--11.0% 4
 Undivided interest of 15.47% in joint repurchase
 agreement (Market Value $694,610,000) with Banc One
 Capital Markets, Inc., 1.07%, dated 12/31/02, to be repurchased at $107,466,388 on 1/2/03, collateralized by U.S. Treasury Nts.,
 3%--6.50%, 2/15/03--2/15/12, with a value of $311,989,144
 and U.S. Treasury Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
 with a value of $397,082,690
 (Cost $107,460,000)                                             $107,460,000       $ 107,460,000

--------------------------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $1,151,975,667)                                                  100.1%        980,580,781
--------------------------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                                         (0.1)           (518,065)
                                                                 ---------------------------------
 Net Assets                                                             100.0%      $ 980,062,716
                                                                 =================================



Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2002 amounts to $1,939,759. Transactions during the period in which the issuer was an affiliate are as follows:

                                                         Shares      Gross       Gross             Shares    Unrealized    Realized
                                              December 31, 2001  Additions  Reductions  December 31, 2002  Depreciation        Loss
-----------------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
ApplianceWare Holding Corp., Cv., Series B            1,807,580         --   1,807,580                 --   $        --  $6,199,999
Axsun Technologies, Inc., Cv., Series C               3,170,523         --          --          3,170,523    36,090,697          --
Blaze Network Products, Inc., 8% Cv., Series D        1,147,862         --          --          1,147,862     7,346,317          --
BroadBand Office, Inc., Cv., Series C                   211,641         --          --            211,641     4,000,015          --
Centerpoint Broadband Technologies, Inc.,
  Cv., Series D                                       1,298,701         --          --          1,298,701    13,999,997          --
Centerpoint Broadband Technologies, Inc.,
  Cv., Series Z                                              --    262,439*         --            262,439     6,999,992
fusionOne, Inc., 8% Non-Cum. Cv., Series D            2,663,972         --          --          2,663,972    13,756,485          --
MicroPhotonix Integration Corp., Cv., Series C          633,383         --          --            633,383     4,000,004          --
Multiplex, Inc., Cv., Series C                        2,330,253         --          --          2,330,253    16,849,128          --
Questia Media, Inc., Cv., Series B                    2,329,735         --          --          2,329,735     8,979,963          --
Zaffire, Inc., Cv., Series C                            484,764         --     484,764*                --            --          --
                                                                                                                         ----------
                                                                                                                         $6,199,999
                                                                                                                         ==========

*Result of a merger between Centerpoint Broadband Technologies, Inc. and Zaffire, Inc.
4. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.


See accompanying Notes to Financial Statements.




                   8 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002


--------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (including $107,460,000 in repurchase agreements)--see ccompanying statement:
Unaffiliated companies (cost $1,038,013,310)                                                   $  978,641,022
Affiliated companies (cost $113,962,357)                                                            1,939,759
                                                                                               ---------------
                                                                                                  980,580,781
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                    539,133
Interest and dividends                                                                                343,546
Other                                                                                                   8,747
                                                                                               ---------------
Total assets                                                                                      981,472,207

--------------------------------------------------------------------------------------------------------------
Liabilities
Bank overdraft                                                                                         50,213
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                              1,326,169
Shareholder reports                                                                                    17,298
Trustees' compensation                                                                                  1,154
Transfer and shareholder servicing agent fees                                                             452
Distribution and service plan fees                                                                        101
Other                                                                                                  14,104
                                                                                               ---------------
Total liabilities                                                                                   1,409,491

--------------------------------------------------------------------------------------------------------------
Net Assets                                                                                       $980,062,716
                                                                                               ===============

--------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                                                     $       33,528
--------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                      2,002,059,846
--------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                         (850,635,772)
--------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                       (171,394,886)
                                                                                               ---------------
Net Assets                                                                                     $  980,062,716
                                                                                               ===============

--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $979,918,827 and 33,522,691 shares of beneficial interest outstanding)                   $29.23
--------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $143,889 and 4,939 shares of beneficial interest outstanding)                            $29.13


See accompanying Notes to Financial Statements.


                   9 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002


------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                     $    2,500,458
------------------------------------------------------------------------------------------------------------
Dividends                                                                                         2,088,871
------------------------------------------------------------------------------------------------------------
Other                                                                                               207,761
                                                                                             ---------------
Total investment income                                                                           4,797,090

------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                   8,292,465
------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                      158
------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                   10,492
Service shares                                                                                          465
------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          56,067
------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                               23,599
------------------------------------------------------------------------------------------------------------
Other                                                                                                49,990
                                                                                             ---------------
Total expenses                                                                                    8,433,236
Less reduction to custodian expenses                                                                 (1,604)
Less voluntary waiver of transfer and shareholder servicing agent fees--Service shares                 (408)
                                                                                             ---------------
Net expenses                                                                                      8,431,224

------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                              (3,634,134)

------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss
Net realized loss on investments:
  Unaffiliated companies                                                                       (229,978,563)
  Affiliated companies                                                                           (6,199,999)
                                                                                             ---------------
Net realized loss                                                                              (236,178,562)
------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                           (188,237,967)
                                                                                             ---------------
Net realized and unrealized loss                                                               (424,416,529)


------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                         $ (428,050,663)
                                                                                             ===============


See accompanying Notes to Financial Statements.


                   10 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS



Year Ended December 31,                                                                      2002              2001
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                      $    (3,634,134)   $    8,952,923
--------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (236,178,562)     (605,467,300)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                (188,237,967)     (222,526,858)
                                                                                  ----------------------------------
Net decrease in net assets resulting from operations                                 (428,050,663)     (819,041,235)

--------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                                     (8,907,419)      (19,479,838)
Service shares                                                                               (359)             (224)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                             --      (303,948,112)
Service shares                                                                                 --            (3,502)

--------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                   (204,697,344)      168,912,999
Service shares                                                                            114,405            62,636

--------------------------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                                       (641,541,380)     (973,497,276)
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 1,621,604,096     2,595,101,372
                                                                                  ----------------------------------
End of period (including undistributed net investment income of $8,877,853
for the year ended December 31, 2001)                                             $   980,062,716    $1,621,604,096
                                                                                  ==================================


See accompanying Notes to Financial Statements.


                   11 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS



Non-Service shares  Year Ended December 31                        2002          2001          2000         1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                           $ 40.72       $ 70.77       $ 82.31      $ 44.83       $ 40.96
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.10)          .23           .53         (.09)         (.05)
Net realized and unrealized gain (loss)                         (11.16)       (21.38)        (8.59)       37.57          5.09
                                                           ---------------------------------------------------------------------
Total from investment operations                                (11.26)       (21.15)        (8.06)       37.48          5.04
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.23)         (.54)           --           --          (.10)
Distributions from net realized gain                                --         (8.36)        (3.48)          --         (1.07)
                                                           ---------------------------------------------------------------------
Total dividends and/or distributions to shareholders              (.23)        (8.90)        (3.48)          --         (1.17)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $29.23        $40.72        $70.77       $82.31        $44.83
                                                           ---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                              (27.79)%      (31.27)%      (11.24)%      83.60%        12.36%

--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $  979,919    $1,621,550    $2,595,101   $2,104,128    $1,077,960
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $1,240,435    $1,898,088    $2,978,465   $1,314,349    $  954,848
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                                     (0.29)%        0.47%         0.65%      (0.17)%        (0.12)%
Expenses                                                          0.68%         0.68%         0.64%        0.67%         0.71% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             54%          134%           39%          66%           80%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


                   12 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA


Service shares    December 31                                            2002          2001        2000  1
----------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                  $ 40.70       $ 70.77     $ 97.75
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .16           .19         .20
Net realized and unrealized loss                                       (11.53)       (21.36)     (27.18)
                                                                     -------------------------------------
Total from investment operations                                       (11.37)       (21.17)     (26.98)
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     (.20)         (.54)         --
Distributions from net realized gain                                       --         (8.36)         --
                                                                     -------------------------------------
Total dividends and/or distributions to shareholders                     (.20)        (8.90)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $29.13        $40.70      $70.77
                                                                     -------------------------------------

----------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                     (28.05)%      (31.31)%    (27.60)%


----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                 $144           $54          $1
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                        $ 72           $31          $1
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                                            (0.56)%        0.09%       1.14%
Expenses                                                                 1.55%         0.83%       0.64%
Expenses, net of reduction to custodian expenses and/or
voluntary waiver of transfer agent fees                                  0.98%         0.83%       0.64%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    54%          134%         39%

1. For the period from October 16, 2000 (inception of offering) to December 31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                   13 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                             Expiring
                             -------------------------
                             2009         $590,048,244
                             2010          230,224,822
                                          ------------
                             Total        $820,273,066
                                          ============

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   As of December 31, 2002, the Fund had approximately $30,363,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.


                   14 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in additional paid-in capital of $3,664,059. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:
                                            Year Ended           Year Ended
                                     December 31, 2002    December 31, 2001
          -----------------------------------------------------------------
          Distributions paid from:
          Ordinary income                   $8,907,778        $ 106,528,626
          Long-term capital gain                    --          216,903,050
          Return of capital                         --                   --
                                            -------------------------------
          Total                             $8,907,778         $323,431,676
                                            ===============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Accumulated net realized loss          $  (850,635,772)
          Net unrealized depreciation               (171,394,886)
                                                 ----------------
          Total                                  $(1,022,030,658)
                                                 ================

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                   15 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      Year Ended December 31, 2002       Year Ended December 31, 2001
                                                            Shares          Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                                     7,012,727   $ 240,059,154       20,034,675    $  970,735,337
Dividends and/or distributions reinvested                  230,762       8,907,419        7,069,463       323,427,949
Redeemed                                               (13,538,032)   (453,663,917)     (23,954,650)   (1,125,250,287)
                                                      ----------------------------------------------------------------
Net increase (decrease)                                 (6,294,543)  $(204,697,344)       3,149,488    $  168,912,999
                                                      ================================================================


----------------------------------------------------------------------------------------------------------------------
Service shares
Sold                                                         5,604   $     188,927            1,424    $       67,202
Dividends and/or distributions reinvested                        9             359               81             3,726
Redeemed                                                    (1,993)        (74,881)            (196)           (8,292)
                                                      ----------------------------------------------------------------
Net increase                                                 3,620   $     114,405            1,309    $       62,636
                                                      ================================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $593,869,977 and $599,723,505, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,151,975,667 was composed of:

            Gross unrealized appreciation            $  77,338,066
            Gross unrealized depreciation             (248,732,952)
                                                     --------------
            Net unrealized depreciation              $(171,394,886)
                                                     ==============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.


                   16 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

--------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. For the year ended December 31, 2002, payments under the Service Plan totaled $158.

--------------------------------------------------------------------------------
5. Illiquid or Restricted Securities
As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was $1,939,759, which represents 0.20% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                    Acquisition                       Valuation as of           Unrealized
Security                                                  Dates            Cost     December 31, 2002         Depreciation
---------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Axsun Technologies, Inc., Cv., Series C                12/13/00     $37,000,003              $909,306          $36,090,697
Blaze Network Products, Inc., 8% Cv., Series D         10/17/00       7,346,317                    --            7,346,317
BroadBand Office, Inc., Cv., Series C                   8/28/00       4,000,015                    --            4,000,015
Centerpoint Broadband Technologies, Inc., Cv.,
Series D                                               10/23/00      13,999,997                    --           13,999,997
Centerpoint Broadband Technologies, Inc., Cv.,
Series Z                                                5/26/00       6,999,992                    --            6,999,992
fusionOne, Inc., 8% Non-Cum. Cv., Series D               9/6/00      14,465,368               708,883           13,756,485
MicroPhotonix Integration Corp., Cv., Series C           7/6/00       4,000,004                    --            4,000,004
Multiplex, Inc., Cv., Series C                           2/9/01      17,150,662               301,534           16,849,128
Questia Media, Inc., Cv., Series B                      8/18/00       8,999,999                20,036            8,979,963


                   17 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Aggressive Growth Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Aggressive Growth Fund/VA, which is a series of Oppenheimer
Variable Account Funds, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Aggressive Growth Fund/VA as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

Denver, Colorado
January 23, 2003


                   18 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends of $0.2293 and $0.2036 per share were paid to Non-Service and Service shareholders, respectively, on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   None of the dividends paid by the Fund during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   19 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with      Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee;
Fund, Length of Service, Age     Number of Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                      The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924.
TRUSTEES                         Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                  Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds, Vice Chairman
Chairman and Trustee             (until January 2, 2002) of the Manager and President and a director (until 1997) of Centennial
(since 1996)                     Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager).
Age: 69                          Oversees 41 portfolios in the OppenheimerFunds complex.


William L. Armstrong,            Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since
Trustee (since 1999)             1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993),
Age: 65                          Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great
                                 Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since
                                 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family
                                 Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S.
                                 Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                  Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 1993)             funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards
Age: 71                          Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice
                                 Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999);
                                 Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until
                                 March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust
                                 Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                 Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from March
Trustee (since 1997)             1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
Age: 66                          OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                                 February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December
                                 1991) of Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer
                                 (since April 1986) of HarbourView Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital
                                 Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since
                                 August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of
                                 Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant
                                 Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Managers parent corporation);
                                 Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real
                                 Asset Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the
                                 Manager); Treasurer (since October 1997) of Oppenheimer Funds International Ltd. and Oppenheimer
                                 Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,               A member of The Life Guard of Mount Vernon, (George Washingtons home) (since June 2000). Formerly
Trustee (since 1999)             (March 2001May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech
Age: 64                          company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and
                                 Chairman (from 1994- 1998), Price Waterhouse LLP Global Investment Management Industry Services
                                 Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                   Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit foundation);
Trustee (since 1990)             and a director (since October 1999) of P.R. Pharmaceuticals (a privately held company) and
Age: 60                          UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until
                                 October 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                                 President, Chief Executive Officer and a director of Oppenheimer Acquisition Corp., Shareholders
                                 Services Inc. and Shareholder Financials Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.


                  20 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA



Sam Freedman,                    A trustee or director of other Oppenheimer funds. Formerly (until October 1994) Mr. Freedman held
Trustee (since 1996)             several positions in subsidiary or affiliated companies of the Manager. Oversees 41 portfolios in
Age: 62                          the OppenheimerFunds complex.

Beverly L. Hamilton,             Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2002)             investment companies); Director of MML Services (since April 1987) and America Funds Emerging
Age: 56                          Markets Growth Fund (since October 1991) (both are investment companies), The California Endowment
                                 (a philanthropy orga- nization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                 (since February 2002); a trustee (since February 2000) of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)s pension fund and to Credit Suisse
                                 First Bostons Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital.
                                 Formerly, President (February 1991-April 2000) ARCO Investment Management Company. Oversees 40
                                 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration, Inc.,
Trustee (since 2002)             (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the
Age: 58                          Gallagher Family Foundation (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S.
                                 Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999) and a director of
                                 Commercial Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,        Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end
Trustee (since 2000)             invest- ment companies); Trustee and Chairman (since May 1987) of the investment committee for the
Age: 60                          Worcester Polytech Institute; President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charita- ble organization); Trustee (since 1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield; Member
                                 of the investment committee of the Community Foundation of Western Massachusetts (since 1998).
                                 Formerly, Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank);
                                 President, Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and
                                 SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President (January
                                 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 41 portfolios in the
                                 OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018. Mr. Murphy
AND OFFICER                      serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,                  Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee            2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
(since 2001)                     a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer Partnership
Age: 53                          Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                 and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                 Services, Inc.; President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and
                                 Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001)
                                 and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since
                                 November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of
                                 Massachusetts Mutual Life Insurance Company (the Managers parent company); a director (since June
                                 1995) of DLB Acquisition Corporation (a holding com- pany that owns the shares of David L. Babson &
                                 Company, Inc.); formerly, Chief Operating Officer (September 2000-June 2001) of the Manager;
                                 President and trustee (November 1999-November 2001) of MML Series Investment Fund and MassMutual
                                 Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of
                                 C.M. Life Insurance Company; President, Chief Executive Officer and director (September 1999-August
                                 2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle
                                 Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.


                  21 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

TRUSTEES AND OFFICERS Continued

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                         The address of the Officers in the chart below is as follows: for Messrs. Bartlett, Turner and
                                 Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO
                                 80112-3924. Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

Bruce Bartlett,                  Senior Vice President (since January 1999) of the Manager. Prior to joining the Manager in April
Vice President (since 1998)      1995, he was a Vice President and Senior Portfolio Manager at First of America Investment Corp.
Age: 52                          (September 1986 - April 1995). An officer of 6 portfolios in the OppenheimerFunds complex.

James F. Turner, II,             Vice President and Portfolio Manager of the Manager since March 200; formerly portfolio manager for
Vice President (since 2001)      Technology Crossover Ventures (May 2000 - March 2001); Assistant Vice President and Associate
Age: 35                          Portfolio Manager of the Manager (August 1999 - May 2000); securities analyst for the Manager
                                 (October 1996 - August 1999); and a securities analyst with First of America Investment Corporation
                                 (May 1994 - October 1996). An officer of 3 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999)
Treasurer, Principal Financial   of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
and Accounting Officer           Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
(since 1999)                     Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 43                          Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc.
                                 (since November 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
                                 Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                 Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly
                                 Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                  Senior Vice President (since May 1985) and General Counsel (since February 2002) of the Manager;
Vice President and Secretary     General Counsel and a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Senior
(since 2001)                     Vice President and General Counsel (since November 2001) of HarbourView Asset Management
Age: 54                          Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership
                                 Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of
                                 Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc.,
                                 Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since
                                 November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001)
                                 of OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds
                                 Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001)
                                 of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International
                                 Ltd. And Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


                  22 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds



-------------------------------------------------------------------------------
Investment Advisor           OppenheimerFunds, Inc.

-------------------------------------------------------------------------------
Distributor                  OppenheimerFunds Distributor, Inc.

-------------------------------------------------------------------------------
Transfer Agent               OppenheimerFunds Services

-------------------------------------------------------------------------------
Independent Auditors         Deloitte & Touche LLP

-------------------------------------------------------------------------------
Legal Counsel to the Fund    Myer, Swanson, Adams & Wolf, P.C.

-------------------------------------------------------------------------------
Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Trustees

                             For more complete information about Oppenheimer Aggressive Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.



                   23 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

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